EXHIBIT 99.15

Powers of Attorney

                                      POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Separate Account B of Pacific Mutual Life Insurance Company, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:           10-8-96                           /s/ EDWARD R. BYRD
                                                   Edward R. Byrd
                                                   Controller

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Separate Account B of Pacific Mutual Life Insurance Company, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:           10/7/96                           /s/ TC SUTTON
                                                   Thomas C. Sutton
                                                   Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Separate Account B of Pacific Mutual Life Insurance Company, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:           10-7-96                           /s/ GLENN S. SCHAFER
                                                   Glenn S. Schafer
                                                   Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Separate Account B of Pacific Mutual Life Insurance Company, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:           10-4-96                           /s/ HARRY G. BUBB
                                                   Harry G. Bubb
                                                   Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Separate Account B of Pacific Mutual Life Insurance Company, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:           10-9-96                           /s/ RICHARD M. FERRY
                                                   Richard M. Ferry
                                                   Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Separate Account B of Pacific Mutual Life Insurance Company, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:           10-6-96                           /s/ DONALD E. GUINN
                                                   Donald E. Guinn
                                                   Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Separate Account B of Pacific Mutual Life Insurance Company, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:           10/9/96                  /s/ IGNACIO E. LOZANO, JR.
                                          Ignacio E. Lozano, Jr.
                                          Director

POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Separate Account B of Pacific Mutual Life Insurance Company, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:           10-7-96                           /s/ CHARLES A. LYNCH
                                                   Charles A. Lynch
                                                   Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Separate Account B of Pacific Mutual Life Insurance Company, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:           10/8/96                           /s/ CHARLES D. MILLER
                                                   Charles D. Miller
                                                   Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Separate Account B of Pacific Mutual Life Insurance Company, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:           Oct 8, 1996                                /s/ DONN B. MILLER
                                                            Donn B. Miller
                                                            Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Separate Account B of Pacific Mutual Life Insurance Company, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:           Oct 8, 1996             /s/ J. FERNANDO NIEBLA
                                         A.  Fernando Niebla
                                         Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Separate Account B of Pacific Mutual Life Insurance Company, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:           10/9/96                           /s/ JAMES R. UKROPINA
                                                   James R. Ukropina
                                                   Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Separate Account B of Pacific Mutual Life Insurance Company, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:           October 10, 1996                 /s/ALLEN W. MATHIES, JR
                                                  Allen W. Mathies, Jr., M.D.
                                                  Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Separate Account B of Pacific Mutual Life Insurance Company, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:           Oct. 11, 96                      /s/SUSAN PRAGER
                                                  Susan Westerberg Prager
                                                  Director

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Paul F. Roye and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Separate Account B of Pacific Mutual Life Insurance Company, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:           10/10/96                         /s/RAYMOND L. WATSON
                                                  Raymond L. Watson
                                                  Director